CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29



                           DERIVED INFORMATION 11/5/01
                               SUBJECT TO REVISION

                           $[97,800,000] (APPROXIMATE)
                            CSFB ABS TRUST 2001-MH29
              CSFB MANUFACTURED HOUSING PASS-THROUGH CERTIFICATES,
                                SERIES 2001-MH29


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                    DEPOSITOR


                                 JP MORGAN CHASE
                                     TRUSTEE








The information contained herein (the "Information") is provided by Credit Suisse First Boston. Neither the issuer of the certificates described herein nor any of its affiliates makes any representation as to the accuracy or completeness of the Information. The Information is preliminary and will be superseded by a prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the certificates' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Although a registration statement relating to the certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus relating to the certificates has not been filed with the Securities and Exchange Commission. Prospective purchasers are referred to the final prospectus for definitive information on any matter discussed herein. Any investment decision should be based only on the data in the prospectus and the then-current version of the Information. The final prospectus will contain data that is current as of its publication date and after publication may no longer be complete or current. The final prospectus may be obtained by contacting the Credit Suisse First Boston trading desk at (212) 538-8373.

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


                           $[97,800,000] (APPROXIMATE)
                            CSFB ABS TRUST 2001-MH29
        MANUFACTURED HOUSING PASS-THROUGH CERTIFICATES, SERIES 2001-MH29


PRICING INFORMATION

Offered Certificates (1):

             APPROXIMATE     CERTIFICATE   COUPON(2)     WAL      BENCHMARK      EXPECTED       PROPOSED RATINGS    PUBLIC/PRIVATE
  CLASS      CERTIFICATE        TYPE                   (YEARS)                    WINDOW      (S&P/MOODY'S/FITCH)
               BALANCE
----------------------------------------------------------------------------------------------------------------------------------
   A-1       $[24,600,000]     Senior       LIBOR +     [1.0]    1 mo. LIBOR    12/01-11/03       AAA/Aaa/AAA           Public
                                             [ ]%
   A-2       $[19,000,000]     Senior     Fixed Rate    [3.0]       Swaps       11/03-11/05       AAA/Aaa/AAA           Public
   A-3       $[15,600,000]     Senior     Fixed Rate    [5.0]       Swaps       11/05-02/08       AAA/Aaa/AAA           Public
   A-4       $[24,000,000]     Senior     Fixed Rate    [11.3]      Swaps       02/08-05/18       AAA/Aaa/AAA           Public
   M-1        $[8,100,000]    Mezzanine   Fixed Rate    [11.4]     Treasury     09/07-05/18        AA/Aa2/AA            Public
   M-2        $[6,500,000]    Mezzanine   Fixed Rate    [11.4]     Treasury     09/07-05/18          A/A2/A             Public
  TOTAL      $[97,800,000]


Non-Offered Certificates (3):

               APPROXIMATE                                       WAL        PROPOSED RATINGS          Public/Private
   CLASS       CERTIFICATE      CERTIFICATE       COUPON       (YEARS)        (S&P/MOODY'S)
                 BALANCE            TYPE
----------------------------------------------------------------------------------------------------------------------------------
    R-I            $50.00(4)       Senior           TBD          TBD               TBD                    Public
   R-II            $50.00(4)       Senior           TBD          TBD               TBD                    Public
    B-1         $[5,400,000]    Subordinate     Fixed Rate       TBD               TBD                    Public
    B-2         $[3,750,000]    Subordinate     Fixed Rate       TBD               TBD                    Private
    SB          $[1,050,000]   Subordinate/OC       N/A          N/A               N/A                    Private


(1)      The collateral pricing scenario assumes 175% MHP priced to call.
(2)      The  Offered  Certificates  are subject to a cap equal to the Net Funds
         Cap.
(3) This Information should not be used in connection with the purchase of the Class R -I, Class R-II, Class B-1, Class B-2 or Class SB Certificates.
(4)      Non-economic residual with the tax liabilities of the REMICs.

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


SUMMARY TERMS

Underwriter:                 Credit Suisse First Boston Corp (Lead manager).

Depositor:                   Credit  Suisse  First  Boston  Mortgage  Securities
                             Corp.

Originators                  The manufactured housing installment  contracts and
                             installment loan agreements (the "MH Contracts") were originated by The CIT Group/Sales Financing,
                             Inc. and The CIT Group/Consumer Finance, Inc.

Servicer:                    The CIT Group/Sales Financing, Inc.

Trustee:                     JP Morgan Chase.

Cut-off Date:                On or about October 24, 2001.

Closing Date:                [November 14, 2001].

Investor Settlement:         On or about [November 15, 2001].

Distribution Dates:          25th  day of each  month  (or the  next  succeeding
                             business day), beginning in December 2001.

Accrual Periods:             For any  Distribution  Date and with respect to the
                             Class A-2  Certificates,  Class  A-3  Certificates,
                             Class A-4  Certificates,  Class  M-1  Certificates,
                             Class M-2 Certificates,  Class B-1 Certificates and
                             Class B-2 Certificates the calendar month preceding
                             such  Distribution  Date, on a 30/360  basis.  With
                             respect to the Class A-1  Certificates  (i) for any
                             Distribution Date, other than the Distribution Date
                             in  December  2001,  the period  commencing  on the
                             Distribution   Date   in  the   month   immediately
                             preceding the month in which such Distribution Date occurs through the day before such Distribution
                             Date and (ii) for the Distribution Date in December
                             2001, the period commencing on the Closing Date and ending on the day before such Distribution Date, on an actual/360 basis.

Delay Days:                  0 days with  respect to the Class A-1  Certificates
                             and 24 days with respect to the other Certificates.

Pricing Prepayment           [175% MHP].
Speed:

Certificate Ratings:         The Class A, Class M-1, and Class M-2  Certificates
                             are expected to be rated by S&P/Moody's/Fitch.

                             Class A:      AAA/Aaa/AAA
                             Class M-1:    AA/Aa2/AA
                             Class M-2:    A/A2/A

ERISA Eligibility:           It is expected that the Class A-1, Class A-2, Class
                             A-3 and Class A-4 Certificates may be purchased by employee benefit plans that are subject to ERISA.
                             Subject to the restrictions set forth in the Prospectus and Prospectus Supplement, the Class M-1 and Class M-2 Certificates may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Treatment:             The Class A-1, Class A-2, Class A-3, Class A-4, and
                             Class M-1  Certificates  WILL constitute  "mortgage
                             related  securities"  for  purposes  of SMMEA.  The
                             Class  M-2 and  Class  B-1  Certificates  WILL  NOT
                             constitute   "mortgage   related   securities"  for
                             purposes of SMMEA.

Taxation:                    One or more REMICs.

Optional Termination:        Optional  Termination  may be  exercised  by  Vesta
                             Servicing, L.P., in its sole discretion, when the aggregate outstanding principal balance of the MH
                             Contracts is equal to or less than 10% of the aggregate principal balance of the MH Contracts as of the Cut-off Date.

Pass-through Rate:           For the Offered Certificates,  other than the Class
                             A-1 Certificates, the lesser of (i) the fixed rate set forth herein and (ii) the Net Funds Cap. For the Class A-1 Certificates, the lesser of (i) LIBOR plus [ ]% and (ii) the Net Funds Cap.

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


Net Funds Cap:               As to any Distribution Date, a per annum rate equal
                             to the weighted average of the Net Contract Rates as of the second day of the month preceding such Distribution Date.

Net Contract Rate:           As to each manufactured  housing contract,  the per
                             annum rate equal to the MH Contract rate of such MH
                             Contract  less  the per  annum  rate at  which  the
                             servicing   fee,   trustee   fee   and   the   loss
                             mitigation's advisor's fee accrue. The servicing fee accrues at 0.75% per annum (the servicing fee may increase to 1.00% per annum, if necessary, in the event that the servicer is replaced), and the trustee fee accrues at [0.0025]% per annum.

Interest Advancing:          The  servicer   will  be  obligated  to  make  cash
                             advances  with  respect to  delinquent  payments of
                             interest on the MH Contracts  to the extent  deemed
                             recoverable   (as   described  in  the   Prospectus
                             Supplement).

Accrued Certificate          For each  Class of  Offered  Certificates,  on any
Interest:                    Distribution   Date,   shall   equal   the   amount
                             ofinterest  accrued  during  the  related  Interest
                             Accrual  Period on the  related  Class  Certificate
                             Balance.

Credit Enhancement:          1.  Excess cashflow
                             2.  Overcollateralization.
                             3.  Subordination (see table below).

                              EXPECTED INITIAL  EXPECTED INITIAL  EXPECTED FINAL
                                   CREDIT         TARGET CREDIT   TARGET CREDIT
                    CLASS       ENHANCEMENT*      ENHANCEMENT*    ENHANCEMENT**
                    ------------------------------------------------------------
                    A              23.00%            26.00%           52.00%
                    M-1            15.50%            18.50%           37.00%
                    M-2            9.50%             12.50%           25.00%
                    B-1            4.50%              7.50%           15.00%
                    B-2            1.00%              4.00%           8.00%
                    INITIAL OC     1.00%              4.00%           8.00%
                    ------------------------------------------------------------
                     * Prior to Crossover date,  based on initial balance of the
                       MH Contracts.
                    ** After Crossover date, based on outstanding balance of the
                       MH Contracts.

Overcollateralization:       The overcollateralization  amount is expected to be
                             approximately [1.00]% of the initial balance of the MH Contracts, building to [4.00]% of the initial balance of the MH Contracts.

Trigger Events:              Cumulative Realized Loss Test:

                                 Months 49-60:  6.0%
                                 Months 61-72:  7.0%
                                 Months 73-84:  9.0%
                                 Months 85+:    11.0%

                             Average Sixty Day Delinquency Test:   5.0%

                             Current Realized Loss Ratio Test:         2.5%

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


Registration:                The  Offered  Certificates  will  be  available  in
                             book-entry    form   through   DTC,    Clearstream,
                             Luxembourg and Euroclear.

Source for Calculation of    Telerate Page 3750.
One-Month LIBOR:

Interest Distributions:
                             Interest will be distributed first to each of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates and Class A-4 Certificates, then to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class B-1 Certificates and then to the Class B-2 Certificates. The Class A-1 Certificates will bear interest at a floating Pass-Through Rate calculated on an actual/360 basis. All other Classes of Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis. The "Class M-1 Adjusted Principal Balance" as of any Distribution Date is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The "Class M-1 Principal Balance" is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal on the Class M-1 Certificates. The "Class M-2 Adjusted Principal Balance" as of any Distribution Date is the Class M-2 Principal Balance less any Class M-2 Liquidation Loss Amount. The "Class M-2 Principal Balance" is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal on the Class M-2 Certificates. The "Class B-1 Adjusted Principal Balance" as of any Distribution Date is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The "Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal on the Class B-1 Certificates. The "Class B-2 Adjusted Principal Balance" as of any Distribution Date is the Class B-2 Principal Balance less any Class B-2 Liquidation Loss Amount. The "Class B-2 Principal Balance" is the Original Class B-2 Principal Balance less all amounts previously distributed on account of principal on the Class B-2 Certificates. In the event that, on a particular Distribution Date, the Amount Available in the Certificate Account, after payment of interest on each Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates, the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective entitlements to interest, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Distribution Date. (For this purpose, all Class A Certificates are considered a single class.) Any such amount so carried forward will bear interest at the applicable Pass-Through Rate, to the extent legally permissible.

Principal  Distributions:
                             After the payment of all interest distributable to the Class A, Class M-1, Class M-2, Class B-1 and Class B-2 Certificateholders, principal will be distributable in the following manner:

                             On each Distribution Date, the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class R-I and Class R-II Certificateholders, then the Class A Percentage of the Formula Principal Distribution
                             Amount (as defined in the Prospectus Supplement) will be distributed sequentially to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificateholders. The Class A Percentage for any Distribution Date will equal a fraction, expressed as a percentage, the numerator of which is the
                             Class A Principal Balance as of such Distribution Date, and the denominator of which is the sum of:
                             (i) the Class A Principal Balance, (ii) if the Class M-1 Distribution Test is satisfied on such Distribution Date, the Class M-1 Adjusted Principal Balance, otherwise zero, (iii) if the Class M-2 Distribution Test is satisfied on such Distribution Date, the Class M-2 Adjusted Principal Balance, otherwise zero, (iv) if the Class B-1 Distribution Test is satisfied on such Distribution Date, the Class B-1 Adjusted Principal Balance, otherwise zero and (v) if the Class B-2 Distribution Test is satisfied on such Distribution Date, the sum of the Class B-2 Adjusted Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Distribution Date.

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


Principal  Distributions     The Class M-1  Percentage of the Formula  Principal
(continued):                 Distribution  Amount (as defined in the  Prospectus
                             Supplement)  will be  distributed  to the Class M-1
                             Certificateholders  on  each  Distribution  Date on
                             which (i) the Class A  Principal  Balance  has been
                             reduced to zero or (ii) the Class M-1  Distribution
                             Test is satisfied. The Class M-1 Percentage for any
                             Distribution Date will equal (a) zero, if the Class
                             A  Principal  Balance  has not yet been  reduced to
                             zero and the  Class  M-1  Distribution  Test is not
                             satisfied  or  (b)  a  fraction,   expressed  as  a
                             percentage, the numerator of which is the Class M-1
                             Principal Balance as of such Distribution Date, and
                             the  denominator  of which  is the sum of:  (i) the
                             Class A Principal  Balance,  if any, (ii) the Class
                             M-1  Principal  Balance,  (iii)  if the  Class  M-2
                             Distribution Test is satisfied on such Distribution
                             Date,  the Class M-2  Adjusted  Principal  Balance,
                             otherwise zero, (iv) if the Class B-1  Distribution
                             Test is satisfied on such  Distribution  Date,  the
                             Class B-1  Adjusted  Principal  Balance,  otherwise
                             zero and (v) if the Class B-2 Distribution  Test is
                             satisfied on such Distribution Date, the sum of the
                             Class  B-2  Adjusted   Principal  Balance  and  the
                             Overcollateralization Amount, otherwise zero, all as of such Distribution Date.

                             The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Distribution Date occurs in or after December 2005; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Pooling and Servicing
                             Agreement (the "Agreement")) as of such Distribution Date must not exceed 5%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Distribution Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Distribution Date occurs, as described above; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Distribution Date must not exceed 2.50%; and (v) the sum of the Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Distribution Date must be equal to or greater than 52%.

                             The Class M-2 Percentage of the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class M-2 Certificateholders on each Distribution Date on which (i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or
                             (ii) the Class M-2 Distribution Test is satisfied. The Class M-2 Percentage for any Distribution Date will equal (a) zero, if the Class A Principal Balance and Class M-1 Principal Balance have not yet been reduced to zero and the Class M-2
                             Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-2 Principal Balance as of such Distribution Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Adjusted Principal Balance, otherwise zero, (iii) the Class M-2 Adjusted Principal Balance, otherwise zero,
                             (iv) if the Class B-1 Distribution Test is satisfied on such Distribution Date, the Class B-1 Adjusted Principal Balance, otherwise zero and (v) if the Class B-2 Distribution Test is satisfied on such Distribution Date, the sum of the Class B-2 Adjusted Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Distribution Date.

                             The Class M-2 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Distribution Date occurs in or after December 2005; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Distribution Date must not exceed 5%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Distribution Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Distribution Date occurs, as described above; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Distribution Date must not exceed 2.50%; and (v) the sum of the Class M-2 Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Distribution Date must be equal to or greater than 37%.

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


Principal  Distributions     The Class B-1 Percentage for any Distribution  Date
(continued):                 will  equal  (a)  zero,  if the  Class A  Principal
                             Balance,  the Class M-1  Principal  Balance and the
                             Class  M-2  Principal  Balance  have  not yet  been
                             reduced to zero and the Class B-1 Distribution Test
                             is not satisfied or (b) a fraction,  expressed as a
                             percentage, the numerator of which is the Class B-1
                             Principal Balance as of such Distribution Date, and
                             the  denominator  of which  is the sum of:  (i) the
                             Class A Principal  Balance,  if any, (ii) the Class
                             M-1 Adjusted  Principal  Balance,  otherwise  zero,
                             (iii)  the Class M-2  Adjusted  Principal  Balance,
                             otherwise   zero,   (iv)  the  Class  B-1  Adjusted
                             Principal  Balance,   and  (v)  if  the  Class  B-2
                             Distribution Test is satisfied on such Distribution
                             Date,  the sum of the Class B-2 Adjusted  Principal
                             Balance  and  the   Overcollateralization   Amount,
                             otherwise zero, all as of such Distribution Date.

                             The Class B-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Distribution Date occurs in or after December 2005; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Distribution Date must not exceed 5%; (iii) the Cumulative Realized Losses (as defined in the Agreement) as of such Distribution Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Distribution Date occurs, as described above; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Distribution Date must not exceed 2.50%; (v) the sum of the Class B-1 Principal Balance, the Class
                             B-2      Principal      Balance,       and      the
                             Overcollateralization amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Distribution Date must be equal to or greater than 25%

                             The Class B-2 Percentage for any Distribution Date will equal (a) zero, if the Class A Principal Balance, the Class M-1 Principal Balance, the Class M-2 Principal Balance and the Class B-1 have not
                             yet  been   reduced  to  zero  and  the  Class  B-2
                             Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the sum of the Class B-2 Principal Balance and the Overcollateralization Amount as of such Distribution Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Adjusted Principal Balance, otherwise zero, (iii) the Class M-2 Adjusted Principal Balance, otherwise zero,
                             (iv) the Class B-1 Adjusted Principal Balance, otherwise zero and (v) the sum of the Class B-2 Adjusted Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Distribution Date.

                             The Class B-2 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Distribution Date occurs in or after December 2005; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Distribution Date must not exceed 5%; (iii) the Cumulative Realized Losses (as defined in the Agreement) as of such Distribution Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Distribution Date occurs, as described above; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Distribution Date must not exceed 2.50%; (v) the Class B-2 Principal Balance plus the Overcollateralization amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Distribution Date must be equal to or greater than 15%.

Overcollateralization:
                             There will be initial overcollateralization of approximately 1.00% building to 4.00% of the aggregate Cut-Off Date principal balance of the MH Contracts included in the Trust as of the Closing Date.

                             The Certificateholders will receive principal distributions on each Distribution Date to the extent there is any Monthly Excess Cashflow amount remaining after payment of all interest and principal on the Certificates, the monthly servicing fee to the Servicer, and the trustee fee for such Distribution Date, up to the amount necessary to build overcollateralization to approximately 4% of the aggregate Cut-Off Date principal balance of the MH Contracts included in the Trust as of the Closing Date.

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


Overcollateralization        Such additional  distributions  will be distributed
(continued):                 in the following order of priority:

                               1. sequentially to the class A-1, A-2, A-3, and A-4 Certificates, until their balances have been reduced to zero or the overcollateralization target has been reached
                               2. to the Class M-1 Certificates, until their balance, including any M-1 liquidation loss amount, has been reduced to zero or the overcollateralization target has been reached
                               3. to the Class M-2 Certificates, until their balance, including any M-2 liquidation loss amount, has been reduced to zero or the overcollateralization target has been reached
                               4. to the Class B-1 Certificates, until their balance, including any B-1 liquidation loss amount, has been reduced to zero or the overcollateralization target has been reached
                               5. to the Class B-2 Certificates, until their balance, including any B-2 liquidation loss amount, has been reduced to zero or the overcollateralization target has been reached

                             Any Monthly Excess Cashflow remaining after the distributions described above will be paid to the holder of the Class SB Certificates.

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


CERTIFICATE SUMMARY

TO MATURITY:

-----------------------------------------------------------------------------------------------------------------------------------
Class A-1                      75 MHP                  125 MHP                  175 MHP                 250 MHP              300 MHP
Average Life                     1.82                     1.28                        1                    0.77                 0.67
Principal Window        Dec01 - Oct05            Dec01 - Ju104            Dec01 - Nov03           Dec01 - May03        Dec01 - Mar03
First Pay (yrs)                  0.11                     0.11                     0.11                    0.11                 0.11
Last Pay (yrs)                   3.94                     2.69                     2.03                    1.52                 1.36
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Class A2                       75 MHP                  125 MHP                  175 MHP                 250 MHP              300 MHP
Average Life                     5.76                     3.96                        3                    2.21                 1.89
Principal Window        Oct05 - Jul09            Jul04 - Feb07            Nov03 - Nov05           May03 - Oct04        Mar03 - May04
First Pay (yrs)                  3.94                     2.69                     2.03                    1.52                 1.36
Last Pay (yrs)                   7.69                     5.28                     4.03                    2.94                 2.52
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Class A-3                      75 MHP                  125 MHP                  175 MHP                 250 MHP              300 MHP
Average Life                     9.37                     6.58                     5.01                    3.66                 3.09
Principal Window        Jul09 - May13            Feb07 - Jan10            Nov05 - Feb08           Oct04 - Jun06        May04 - Jul05
First Pay (yrs)                  7.69                     5.28                     4.03                    2.94                 2.52
Last Pay (yrs)                  11.52                     8.19                     6.28                    4.61                 3.69
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Class A-4                      75 MHP                  125 MHP                  175 MHP                 250 MHP              300 MHP
Average Life                    18.28                     14.4                    11.58                    8.72                 6.94
Principal Window        May13 - Apr31            Jan10 - Apr31            Feb08 - Apr31           Jun06 - Apr31        Jul05 - Feb31
First Pay (yrs)                 11.52                     8.19                     6.28                    4.61                 3.69
Last Pay (yrs)                  29.44                    29.44                    29.44                   29.44                29.28
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Class M-1                      75 MHP                  125 MHP                  175 MHP                 250 MHP              300 MHP
Average Life                    18.52                    15.03                    12.26                    9.36                 8.46
Principal Window        Jul12 - May31            Jul09 - May31             Sep07- May31            Feb06- May31        Dec05 - Apr31
First Pay (yrs)                 10.69                     7.69                     5.86                    4.28                 4.11
Last Pay (yrs)                  29.52                    29.52                    29.52                   29.52                29.44
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Class M-2                      75 MHP                  125 MHP                  175 MHP                 250 MHP              300 MHP
Average Life                    18.61                    15.03                    12.26                    9.36                 8.46
Principal Window       Aug 12 - May31            Jul09 - May31             Sep07- May31            Feb06- May31        Dec05 - May31
First Pay (yrs)                 10.78                     7.69                     5.86                    4.28                 4.11
Last Pay (yrs)                  29.52                    29.52                    29.52                   29.52                29.52
-----------------------------------------------------------------------------------------------------------------------------------

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


TO CALL:

-----------------------------------------------------------------------------------------------------------------------------------
A1                             75 MHP                  125 MHP                  175 MHP                 250 MHP             300 MHP
Average Life                     1.82                     1.28                        1                    0.77                0.67
Principal Window        Dec01 - Oct05            Dec01 - Ju104            Dec01 - Nov03           Dec01 - May03       Dec01 - Mar03
First Pay (yrs)                  0.11                     0.11                     0.11                    0.11                0.11
Last Pay (yrs)                   3.94                     2.69                     2.03                    1.52                1.36
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
A2                             75 MHP                  125 MHP                  175 MHP                 250 MHP             300 MHP
Average Life                     5.76                     3.96                        3                    2.21                1.89
Principal Window        Oct05 - Ju109            Ju104 - Feb07            Nov03 - Nov05           May03 - Oct04       Mar03 - May04
First Pay (yrs)                  3.94                     2.69                     2.03                    1.52                1.36
Last Pay (yrs)                   7.69                     5.28                     4.03                    2.94                2.52
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
A3                             75 MHP                  125 MHP                  175 MHP                 250 MHP             300 MHP
Average Life                     9.37                     6.58                     5.01                    3.66                3.09
Principal Window        Ju109 - May13            Feb07 - Jan10            Nov05 - Feb08           OCt04 - Jun06       May04 - Ju105
First Pay (yrs)                  7.69                     5.28                     4.03                    2.94                2.52
Last Pay (yrs)                  11.52                     8.19                     6.28                    4.61                3.69
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
A4                             75 MHP                  125 MHP                  175 MHP                 250 MHP             300 MHP
Average Life                     18.1                    14.13                    11.31                    8.46                6.78
Principal Window        May13 - Dec25           Jan1 O - Sep21             Feb08- May18           Jun06 - Jun14      Ju105 - Aug 12
First Pay (yrs)                 11.52                     8.19                     6.28                    4.61                3.69
Last Pay (yrs)                  24.11                    19.86                    16.52                   12.61               10.78
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
M1                             75 MHP                  125 MHP                  175 MHP                 250 MHP             300 MHP
Average Life                    17.98                    14.16                    11.35                    8.49                7.58
Principal Window       Jul 12 - Dec25            Jul09 - Sep21             Sep07- May18           Feb06 - Jun14      Dec05 - Aug 12
First Pay (yrs)                 10.69                     7.69                     5.86                    4.28                4.11
Last Pay (yrs)                  24.11                    19.86                    16.52                   12.61               10.78
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
M2                             75 MHP                  125 MHP                  175 MHP                 250 MHP             300 MHP
Average Life                    18.06                    14.16                    11.35                    8.49                7.58
Principal Window        Aug12 - Dec25            Ju109 - Sep21             Sep07- May18           Feb06 - Jun14      Dec05 - Aug 12
First Pay (yrs)                 10.78                     7.69                     5.86                    4.28                4.11
Last Pay (yrs)                  24.11                    19.86                    16.52                   12.61               10.78
-----------------------------------------------------------------------------------------------------------------------------------

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


STATISTICAL COLLATERAL SUMMARY

All information on the MH Contracts is approximate and is as of the 10/24/01 cutoff date. The final numbers will be found in the prospectus supplement. Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the MH Contracts, respectively.

--------------------------------------------------------------------------------
Total Number of Number of Loans                                            2,306
Total Outstanding Loan Balance                                   $112,762,474.75
Weighted Average Contract Rate                                           10.342%
Weighted Average Net Rate                                                 9.592%
Range of Rates                                                  7.000% - 16.250%
Weighted Avg. Original Term                                                  316
Weighted Avg. Remaining Term                                                 309
Average Loan Current Balance                                          $48.899.60
Weighted Average FICO                                                        706
Weighted Average LTV                                                      85.05%
New / Used                                                     71.60%  /  28.40%
Single / Multi                                                 25.84%  /  74.16%
Park / Private                                                 37.96%  /  62.04%
% Full Doc:                                                              100.00%
% Owner-Occupied                                                         100.00%
% Land Home                                                                2.57%
% Repo Ref                                                                 0.00%
% Fixed Rate                                                             100.00%
--------------------------------------------------------------------------------

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


                                      NUMBER        AGGREGATE PRINCIPAL
                                        OF             BALANCE AS OF
                                     CONTRACTS         CUT-OFF DATE          %

YEAR OF ORIGINATION   2001             2,306           112,762,474.75     100.00
                                       -----------------------------------------
                      TOTAL:           2,306           112,762,474.75     100.00


MODEL YEAR            1977                42             2,042,587.72       1.80
                      1978                37             1,499,995.20       1.30
                      1979                33             1,499,036.42       1.30
                      1980                38             1,817,803.68       1.60
                      1981                43             2,104,453.71       1.90
                      1982                20               724,050.66       0.60
                      1983                19               790,133.98       0.70
                      1984                18               539,808.00       0.50
                      1985                16               640,856.49       0.60
                      1986                29             1,294,256.31       1.10
                      1987                17               655,624.67       0.60
                      1988                21               842,739.74       0.70
                      1989                25             1,127,681.61       1.00
                      1990                16               788,061.06       0.70
                      1991                13               819,425.82       0.70
                      1992                14               565,770.82       0.50
                      1993                21               591,590.18       0.50
                      1994                26             1,018,608.89       0.90
                      1995                39             1,250,383.75       1.10
                      1996                39             1,480,311.98       1.30
                      1997                54             2,653,178.74       2.40
                      1998                52             2,845,065.69       2.50
                      1999               134             6,089,911.07       5.40
                      2000               497            25,651,402.56      22.70
                      2001             1,039            53,253,904.26      47.20
                      2002                 4               175,831.74       0.20
                                       -----------------------------------------
                      TOTAL:           2,306           112,762,474.75     100.00


PROPERTY TYPE         Single Wide        800            25,165,197.79      22.30
                      Double Wide      1,342            81,303,088.14      72.10
                      Triple Wide         23             2,318,973.27       2.10
                      Park Model         141             3,975,215.55       3.50
                                       -----------------------------------------
                      TOTAL:           2,306           112,762,474.75     100.00

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


                                      NUMBER        AGGREGATE PRINCIPAL
                                        OF             BALANCE AS OF
                                     CONTRACTS         CUT-OFF DATE          %

PURPOSE     Purchase                   2,296           111,979,879.57      99.30
            Refinance - Cashout           10               782,595.18       0.70
                                       -----------------------------------------
            TOTAL:                     2,306           112,762,474.75     100.00


FICO        Not Available                  1                47,446.04       0.00
            561 - 580                      2               117,793.16       0.10
            581 - 600                      4               239,513.94       0.20
            601 - 620                     48             2,394,176.13       2.10
            621 - 640                    168             7,809,448.83       6.90
            641 - 660                    205             9,199,046.45       8.20
            661 - 680                    318            15,605,962.75      13.80
            681 - 700                    340            17,544,585.61      15.60
            701 - 720                    308            15,645,202.67      13.90
            721 - 740                    270            13,298,214.75      11.80
            741 - 760                    271            14,942,388.56      13.30
            761 - 780                    213             9,197,694.56       8.20
            781 - 800                    101             4,492,056.90       4.00
            801 - 820                     47             1,862,868.71       1.70
            821 - 840                      9               310,459.04       0.30
            841 - 860                      1                55,616.65       0.00
                                       -----------------------------------------
            TOTAL:                     2,306           112,762,474.75     100.00

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


                                         NUMBER        AGGREGATE PRINCIPAL
                                           OF             BALANCE AS OF
                                        CONTRACTS         CUT-OFF DATE       %

STATE           California               533            40,566,913.47      36.00
                Texas                    448            20,309,068.70      18.00
                Arizona                  117             3,729,195.53       3.30
                Oklahoma                  82             3,590,617.16       3.20
                Georgia                   75             3,570,795.99       3.20
                North Carolina            80             3,481,674.26       3.10
                Louisiana                 80             3,209,872.21       2.80
                Florida                   75             3,020,840.51       2.70
                Mississippi               72             2,906,090.50       2.60
                Kansas                    63             2,852,675.15       2.50
                Colorado                  70             2,748,477.29       2.40
                South Carolina            59             2,488,866.93       2.20
                Missouri                  68             2,366,654.20       2.10
                New York                  56             2,057,475.91       1.80
                Arkansas                  46             1,785,220.63       1.60
                Alabama                   37             1,576,332.36       1.40
                Michigan                  40             1,545,408.31       1.40
                Washington                35             1,165,291.83       1.00
                Oregon                    26               997,146.07       0.90
                Nevada                    19               814,993.30       0.70
                Tennessee                 19               797,540.19       0.70
                Kentucky                  18               704,889.87       0.60
                New Mexico                15               695,591.62       0.60
                Pennsylvania              24               656,770.60       0.60
                Minnesota                 17               642,874.81       0.60
                Illinois                  23               628,475.08       0.60
                Utah                      14               597,965.74       0.50
                Montana                   11               426,896.34       0.40
                Ohio                      10               346,462.63       0.30
                Nebraska                   7               321,700.29       0.30
                Virginia                   8               314,148.81       0.30
                South Dakota               7               281,909.61       0.30
                Wyoming                    7               246,727.62       0.20
                Wisconsin                  8               246,186.30       0.20
                West Virginia              7               244,755.71       0.20
                Indiana                    8               229,127.89       0.20
                Iowa                       6               184,163.59       0.20
                Idaho                      6               145,982.85       0.10
                New Jersey                 5               136,782.85       0.10
                Delaware                   4                82,045.41       0.10
                Vermont                    1                47,866.63       0.00
                                       -----------------------------------------
                TOTAL:                 2,306           112,762,474.75     100.00

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


                                            NUMBER    AGGREGATE PRINCIPAL
                                              OF         BALANCE AS OF
                                          CONTRACTS       CUT-OFF DATE       %

ORIGINAL BALANCE  0.01 - 10,000.00                12          88,772.60     0.10
                  10,000.01 - 20,000.00          174       2,647,379.67     2.30
                  20,000.01 - 30,000.00          398       9,883,121.79     8.80
                  30,000.01 - 40,000.00          504      17,279,784.93    15.30
                  40,000.01 - 50,000.00          337      15,115,185.74    13.40
                  50,000.01 - 60,000.00          333      18,123,226.78    16.10
                  60,000.01 - 70,000.00          188      12,132,606.03    10.80
                  70,000.01 - 80,000.00          104       7,631,712.17     6.80
                  80,000.01 - 90,000.00           63       5,325,867.14     4.70
                  90,000.01 - 100,000.00          57       5,356,983.29     4.80
                  100,000.01 - 110,000.00         26       2,715,641.72     2.40
                  110,000.01 - 120,000.00         15       1,733,785.04     1.50
                  120,000.01 - 130,000.00         14       1,742,265.41     1.50
                  130,000.01 - 140,000.00         16       2,150,044.97     1.90
                  140,000.01 - 150,000.00         18       2,591,890.88     2.30
                  150,000.01 - 160,000.00         14       2,173,785.97     1.90
                  160,000.01 - 170,000.00          8       1,323,171.53     1.20
                  170,000.01 - 180,000.00         10       1,718,864.80     1.50
                  180,000.01 - 190,000.00          5         931,100.26     0.80
                  190,000.01 - 200,000.00          2         386,573.90     0.30
                  200,000.01 - 210,000.00          3         609,222.17     0.50
                  210,000.01 - 220,000.00          2         418,680.85     0.40
                  220,000.01 - 230,000.00          2         453,592.36     0.40
                  230,000.01 - 240,000.00          1         229,214.75     0.20
                                               ---------------------------------
                  TOTAL:                       2,306     112,762,474.75   100.00

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


                                            NUMBER    AGGREGATE PRINCIPAL
                                              OF         BALANCE AS OF
                                          CONTRACTS       CUT-OFF DATE       %

CURRENT RATE      6.751 - 7.000            2                87,328.25       0.10
                  7.001 - 7.250            7               442,442.74       0.40
                  7.251 - 7.500           16               920,080.40       0.80
                  7.501 - 7.750           42             2,416,322.25       2.10
                  7.751 - 8.000           55             2,930,618.02       2.60
                  8.001 - 8.250           79             4,429,498.24       3.90
                  8.251 - 8.500           93             5,252,764.57       4.70
                  8.501 - 8.750           92             4,717,930.50       4.20
                  8.751 - 9.000           71             3,464,957.11       3.10
                  9.001 - 9.250          105             5,588,814.49       5.00
                  9.251 - 9.500          147             7,647,762.32       6.80
                  9.501 - 9.750          141             7,331,621.21       6.50
                  9.751 - 10.000         145             6,704,989.84       5.90
                  10.001 - 10.250        127             6,651,605.29       5.90
                  10.251 - 10.500        134             7,168,195.36       6.40
                  10.501 - 10.750        123             6,427,538.41       5.70
                  10.751 - 11.000        131             6,162,157.89       5.50
                  11.001 - 11.250        115             5,753,959.01       5.10
                  11.251 - 11.500        123             6,421,602.86       5.70
                  11.501 - 11.750        118             5,372,318.05       4.80
                  11.751 - 12.000         81             3,483,568.54       3.10
                  12.001 - 12.250         69             3,097,356.30       2.70
                  12.251 - 12.500         73             2,897,625.49       2.60
                  12.501 - 12.750         64             2,283,157.53       2.00
                  12.751 - 13.000         33             1,312,687.00       1.20
                  13.001 - 13.250         33               995,305.87       0.90
                  13.251 - 13.500         22               764,257.85       0.70
                  13.501 - 13.750         23               745,421.79       0.70
                  13.751 - 14.000         13               325,405.91       0.30
                  14.001 - 14.250          9               356,629.35       0.30
                  14.251 - 14.500          4               155,413.60       0.10
                  14.501 - 14.750          5               110,267.81       0.10
                  14.751 - 15.000          4               121,954.34       0.10
                  15.251 - 15.500          4               119,576.38       0.10
                  15.501 - 15.750          2                78,745.86       0.10
                  16.001 - 16.250          1                22,594.32       0.00
                                       -----------------------------------------
                  TOTAL:               2,306           112,762,474.75     100.00

CSFB                       CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                            CSFB ABS TRUST 2001-MH29


                                             NUMBER    AGGREGATE PRINCIPAL
                                               OF         BALANCE AS OF
                                           CONTRACTS       CUT-OFF DATE       %

ORIGINAL LTV          <= 50.000                   68       2,186,143.80     1.90
                      50.001 - 55.000             18         637,603.11     0.60
                      55.001 - 60.000             28       1,251,824.59     1.10
                      60.001 - 65.000             39       1,776,911.71     1.60
                      65.001 - 70.000             51       2,428,751.39     2.20
                      70.001 - 75.000             59       2,766,731.27     2.50
                      75.001 - 80.000            177       9,013,712.06     8.00
                      80.001 - 85.000            313      15,779,252.35    14.00
                      85.001 - 90.000            817      41,132,694.55    36.50
                      90.001 - 95.000            621      29,427,254.04    26.10
                      95.001 - 100.000           115       6,361,595.88     5.60
                                               ---------------------------------
                      TOTAL:                   2,306     112,762,474.75   100.00


STATED REMAINING TERM 1 - 60                      10         125,422.02     0.10
                      61 - 120                    94       1,799,304.51     1.60
                      121 - 180                  298       8,675,505.62     7.70
                      181 - 240                  529      21,373,007.59    19.00
                      241 - 300                  109       5,889,471.45     5.20
                      301 - 360                1,266      74,899,763.56    66.40
                                               ---------------------------------
                      TOTAL:                   2,306     112,762,474.75   100.00